Exhibit 99.2
September 10, 2007
Additional Disclosures to Support Presentations at the Bear Stearns 20th Annual Healthcare Conference
During a presentation at the Bear Stearns 20th Annual Healthcare Conference on September 10, 2007, Valeant Pharmaceuticals International (the “Company”) presented certain non-GAAP financial information for the purpose of explaining in greater detail the historical operations of the Company. Pursuant to Regulation G, below are the reconciliations of such non-GAAP information to GAAP information.
In the presentation, we refer to certain adjusted operating income measures and other financial metrics that have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). When reporting our historical financial results, we provide certain non-GAAP financial measures to supplement the consolidated financial results prepared in accordance with GAAP. These non-GAAP financial measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be consistent with the presentation used by other companies. We use the non-GAAP financial measures to evaluate and manage our operations. We are providing this information to investors to allow for the performance of additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow our company. We have not provided a reconciliation of the forward-looking non-GAAP financial measures included in the presentation due to the difficulty in forecasting and quantifying the exact amount of the restructuring charge and the related tax benefits that will be included in the comparable GAAP measures.
Table 1
Valeant Pharmaceuticals International
Product Classification: Valeant Consolidated
For the Year Ended December 31, 2006
(In millions)

		Product Sales	Percentage
Branded Pharmaceutical	Rx	$479	58%
Branded Generic	Gx	249	30%
Over-the-Counter	OTC	98	12%

		$826
Table 2
Valeant Pharmaceuticals International
Product Classification: North America
For the Year Ended December 31, 2006
(In millions)

		Product Sales	Percentage
Branded Pharmaceutical	Rx	$263	86%
Branded Generic	Gx	20	6%
Over-the-Counter	OTC	24	8%

		$307

Table 3
Valeant Pharmaceuticals International
Product Classification: EMEA
For the Year Ended December 31, 2006
(In millions)

	Product Sales	Percentage
Branded Pharmaceutical	Rx	$91	33%
Branded Generic	Gx	154	55%
Over-the-Counter	OTC	33	12%

		$278
Table 4
Valeant Pharmaceuticals International
Product Classification: International
For the Year Ended December 31, 2006
(In millions)

		Product Sales	Percentage
Branded Pharmaceutical	Rx	$123	51%
Branded Generic	Gx	77	32%
Over-the-Counter	OTC	41	17%

		$241
Table 5
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to Operating Income and Financial
     Metrics, as measured under GAAP
For the Year Ended December 31, 2006
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$826	$—		$826
Royalties	81	—		81
Total revenues	907	—		907
Cost of goods sold	257	—		257
Selling expenses	265	—		265
General and administrative expenses	117	(2	)(a)	115
Research and development costs	110			110
Gain on litigation settlement	(52)	52	(b)	—
Restructuring charges	138	(138	)(c)	—
Amortization expense	72	(1	)(d)	71
Total expenses	907	(90)		817
Income from operations	$0	$90		$90

Financial metrics as a percentage of product sales
Gross margin	69%			69%
Cost of goods sold	31%			31%
Selling expenses	32%			32%
General and administrative expenses	14%			14%

(a)	Non-recurring professional fees relating to the restatement of historical financials. (b) Litigation settlements with Milan Panic and the Republic of Serbia.

(c)	Restructuring charge for asset impairments, employee severances, and certain cancellation costs.

(d)	Impairment charges on products sold predominantly in Spain.

Table 6
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to Operating Income and Financial
     Metrics, as measured under GAAP
For the Year Ended December 31, 2005
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$732	$—		$732
Royalties	92	—		92
Total revenues	824	—		824
Cost of goods sold	222	—		222
Selling expenses	232	(3	)(a)	229
General and administrative expenses	108	—		108
Research and development costs	114	—		114
Acquired in-process research and development	174	(174	)(b)	—
Restructuring charges	1	(1	)(c)	—
Amortization expense	69	(8	)(d)	61
Total expenses	921	(186)		735
Income from operations	$(97)	$186		$89

Financial metrics as a percentage of product sales
Gross margin	70%			70%
Cost of goods sold	30%			30%
Selling expenses	32%			31%
General and administrative expenses	15%			15%

(a)	Costs associated with the restructuring of sales force Iberia.

(b)	In-process research and development charge related to the acquisition of Xcel Pharmaceuticals and Infergen.

(c)	Restructuring charges relate to our manufacturing rationalization plan.

(d)	Impairment charges on products sold primarily in Germany, U.S., U.K., Brazil and Spain.

Table 7
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to Operating Income and Financial
     Metrics, as measured under GAAP
For the Six Months Ended June 30, 2007
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$389	$—		$389
Royalties	55	—		55
Total revenues	444	—		444
Cost of goods sold	114	—		114
Selling expenses	139	—		139
General and administrative expenses	55	(1	)(a)	54
Research and development costs	48	—		48
Restructuring charges	14	(14	)(b)	—
Amortization expense	39	(0)		39
Total expenses	409	(15)		394
Income from operations	$35	$15		$50

Financial metrics as a percentage of product sales
Gross margin	71%			71%
Cost of goods sold	29%			29%
Selling expenses	36%			36%
General and administrative expenses	14%			14%

(a)	Non-recurring professional fees relating to the restatement of historical financials.

(b)	Restructuring charge for asset impairments, employee severances, and certain cancellation costs.